                                  EXHIBIT 99.2

[LOGO OF POPULAR ABS, INC (SM)]                                    [LOGO OF FBR]

                               POPULAR ABS 2005-1
                      M1 PREPAY AND LOSS SENSITIVITY TABLE

                                       14 CPR    16 CPR    18 CPR    20 CPR    22 CPR    24 CPR    26 CPR    28 CPR    30 CPR
                                       ------    ------    ------    ------    ------    ------    ------    ------    ------
2% CDR
WAL                                     10.07      9.13      8.40      7.40      6.17      5.67      5.27      4.93      4.62
Yield                                   5.431%    5.427%    5.424%    5.418%    5.408%    5.403%    5.398%    5.393%    5.388%
Spread                                   -126      -118      -111      -102       -89       -84       -80       -76       -71
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)     5.40%     4.83%     4.36%     3.95%     3.61%     3.31%     3.06%     2.83%     2.63%
3% CDR
WAL                                      8.90      7.98      7.28      6.72      6.22      5.78      5.38      5.02      4.70
Yield                                   5.426%    5.421%    5.417%    5.413%    5.409%    5.404%    5.399%    5.394%    5.389%
Spread                                   -116      -108      -101       -96       -90       -85       -81       -77       -72
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)     7.74%     6.96%     6.30%     5.73%     5.25%     4.83%     4.47%     4.15%     3.86%
4% CDR
WAL                                      9.01      8.21      7.51      6.90      6.37      5.90      5.48      5.11      4.78
Yield                                   5.427%    5.423%    5.419%    5.414%    5.410%    5.405%    5.401%    5.396%    5.391%
Spread                                   -117      -110      -103       -98       -92       -86       -82       -78       -73
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)     9.88%     8.91%     8.10%     7.40%     6.80%     6.27%     5.81%     5.40%     5.04%
5% CDR
WAL                                      9.26      8.41      7.67      7.04      6.49      6.00      5.57      5.19      4.85
Yield                                   5.428%    5.424%    5.420%    5.415%    5.411%    5.406%    5.402%    5.397%    5.392%
Spread                                   -119      -111      -105       -99       -93       -88       -83       -79       -74
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)    11.83%    10.72%     9.77%     8.96%     8.25%     7.64%     7.09%     6.61%     6.17%
6% CDR
WAL                                      9.51      8.61      7.85      7.19      6.61      6.11      5.67      5.27      4.92
Yield                                   5.430%    5.426%    5.421%    5.417%    5.412%    5.408%    5.403%    5.398%    5.393%
Spread                                   -121      -113      -106      -100       -94       -89       -84       -79       -75
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)    13.63%    12.39%    11.34%    10.43%     9.63%     8.93%     8.31%     7.76%     7.26%
7% CDR
WAL                                      9.82      8.86      8.05      7.36      6.76      6.23      5.77      5.37      5.00
Yield                                   5.439%    5.434%    5.429%    5.424%    5.418%    5.413%    5.407%    5.402%    5.396%
Spread                                   -123      -115      -108      -101       -96       -90       -85       -80       -76
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)    15.28%    13.95%    12.80%    11.81%    10.93%    10.16%     9.47%     8.86%     8.30%
8% CDR
WAL                                     10.25      9.19      8.31      7.57      6.93      6.38      5.90      5.47      5.09
Yield                                   5.459%    5.451%    5.443%    5.435%    5.429%    5.422%    5.416%    5.408%    5.403%
Spread                                   -124      -116      -109      -102       -97       -91       -85       -81       -77
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)    16.81%    15.40%    14.17%    13.11%    12.16%    11.33%    10.58%     9.91%     9.31%
9% CDR
WAL                                     10.83      9.62      8.65      7.83      7.15      6.56      6.04      5.59      5.19
Yield                                   5.487%    5.474%    5.463%    5.453%    5.443%    5.436%    5.425%    5.419%    5.412%
Spread                                   -123      -118      -110      -103       -97       -91       -86       -81       -77
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)    18.22%    16.75%    15.46%    14.33%    13.33%    12.44%    11.65%    10.93%    10.28%
10% CDR
WAL                                     11.70     10.23      9.09      8.17      7.41      6.76      6.21      5.73      5.31
Yield                                   5.524%    5.508%    5.490%    5.475%    5.463%    5.451%    5.442%    5.431%    5.423%
Spread                                   -121      -119      -111      -104       -98       -92       -87       -82       -78
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)    19.54%    18.01%    16.67%    15.49%    14.44%    13.51%    12.66%    11.90%    11.21%

(1)  As a percentage of the original bond balance
(2)  As a percentage of the Cut-Off Date balance of the Mortgage Loans

ASSUMPTIONS
Forward LIBOR + 200 bps
Triggers set to fail
50% Loss Severity
12 Month Lag
Defaults are in addition to prepays
Run to maturity

Disclaimer

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

[LOGO OF POPULAR ABS, INC (SM)]                                    [LOGO OF FBR]

                               POPULAR ABS 2005-1
                      M2 PREPAY AND LOSS SENSITIVITY TABLE

                                       14 CPR    16 CPR    18 CPR    20 CPR    22 CPR    24 CPR    26 CPR    28 CPR    30 CPR
                                       ------    ------    ------    ------    ------    ------    ------    ------    ------
2% CDR
WAL                                     12.63     11.54     10.71      9.81      8.55         7      6.46      6.04      5.68
Yield                                   5.797%    5.804%    5.815%    5.819%    5.821%    5.795%    5.798%    5.799%    5.801%
Spread                                    -96       -93       -90       -85       -73       -61       -54       -49       -44
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)     5.40%     4.83%     4.36%     3.95%     3.61%     3.31%     3.06%     2.83%     2.63%
3% CDR
WAL                                     12.19      9.82      8.89      8.21      7.65      7.14      6.67      6.26      5.87
Yield                                   5.811%    5.789%    5.791%    5.793%    5.795%    5.799%    5.803%    5.807%    5.810%
Spread                                    -94       -88       -79       -73       -67       -62       -56       -51       -46
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)     7.74%     6.96%     6.30%     5.73%     5.25%     4.83%     4.47%     4.15%     3.86%
4% CDR
WAL                                     11.07     10.17      9.37      8.66      8.02      7.45      6.94      6.48      6.07
Yield                                   5.792%    5.797%    5.801%    5.806%    5.809%    5.812%    5.817%    5.818%    5.821%
Spread                                    -93       -90       -83       -76       -69       -64       -58       -52       -47
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)     9.88%     8.91%     8.10%     7.40%     6.80%     6.27%     5.81%     5.40%     5.04%
5% CDR
WAL                                     11.78     10.74      9.83      9.05      8.35      7.74      7.19       6.7      6.26
Yield                                   5.814%    5.818%    5.823%    5.826%    5.830%    5.833%    5.836%    5.836%    5.839%
Spread                                    -92       -89       -85       -77       -70       -64       -59       -53       -47
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)    11.83%    10.72%     9.77%     8.96%     8.25%     7.64%     7.09%     6.61%     6.17%
6% CDR
WAL                                     12.58     11.41     10.39      9.52      8.75      8.08      7.49      6.96      6.49
Yield                                   5.846%    5.850%    5.849%    5.853%    5.853%    5.856%    5.854%    5.859%    5.857%
Spread                                    -91       -88       -85       -79       -72       -65       -60       -54       -48
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)    13.63%    12.39%    11.34%    10.43%     9.63%     8.93%     8.31%     7.76%     7.26%
7% CDR
WAL                                     13.87     12.42     11.21     10.18       9.3      8.54      7.87      7.28      6.76
Yield                                   5.885%    5.885%    5.884%    5.884%    5.883%    5.882%    5.880%    5.880%    5.877%
Spread                                    -91       -87       -84       -81       -74       -67       -61       -55       -50
Principal Writedown (1)                  0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)    15.28%    13.95%    12.80%    11.81%    10.93%    10.16%     9.47%     8.86%     8.30%
8% CDR
WAL                                     15.45     14.36     12.88     11.35     10.18      9.22      8.42      7.73      7.13
Yield                                   5.226%    5.658%    5.927%    5.919%    5.916%    5.913%    5.909%    5.902%    5.904%
Spread                                   -161      -115       -84       -81       -78       -70       -63       -57       -51
Principal Writedown (1)                 13.78%     5.81%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)    16.81%    15.40%    14.17%    13.11%    12.16%    11.33%    10.58%     9.91%     9.31%
9% CDR
WAL                                     13.15     12.87      12.4     11.82     11.15     10.42      9.45      8.45      7.68
Yield                                   2.388%    3.203%    3.900%    4.521%    5.084%    5.591%    5.942%    5.936%    5.930%
Spread                                   -439      -356      -285      -222      -164      -111       -70       -61       -54
Principal Writedown (1)                 47.59%    36.88%    27.53%    19.25%    11.82%     5.16%     0.00%     0.00%     0.00%
Cumulative Net Collateral Losses (2)    18.22%    16.75%    15.46%    14.33%    13.33%    12.44%    11.65%    10.93%    10.28%
10% CDR
WAL                                     10.09     10.58     10.67     10.53     10.25      9.88      9.46      8.98      8.46
Yield                                  -2.078%   -0.387%    0.810%    1.774%    2.605%    3.357%    4.051%    4.705%    5.318%
Spread                                   -877      -709      -590      -493      -409      -332      -259      -189      -123
Principal Writedown (1)                 79.03%    66.04%    54.62%    44.49%    35.46%    27.29%    19.89%    13.07%     6.82%
Cumulative Net Collateral Losses (2)    19.54%    18.01%    16.67%    15.49%    14.44%    13.51%    12.66%    11.90%    11.21%

(1) As a percentage of the original bond balance
(2) As a percentage of the Cut-Off Date balance of the Mortgage Loans

ASSUMPTIONS
Forward LIBOR + 200 bps
Triggers set to fail
50% Loss Severity
12 Month Lag
Defaults are in addition to prepays
Run to maturity

Disclaimer

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.